UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2011
UTi Worldwide Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	000-31869	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Columbus Centre, Pelican Drive Road Town, Tortola c/o UTi, Services, Inc. 100 Oceangate, Suite 1500 British Virgin Islands Long Beach, CA USA	90802

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 562.552.9400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UTi Worldwide Inc.
Current Report on Form 8-K
April 14, 2011
Item 3.03. Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in or incorporated by reference into Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
(a) Pursuant to the authority granted to the directors of UTi Worldwide Inc. (the “Company”) by the Memorandum of Association of the Company, the Board of Directors of the Company approved amending and restating the Memorandum of Association and Articles of Association of the Company. On April 14, 2011, the Company filed the amended and restated Memorandum of Association and the amended and restated Articles of Association, in each case as approved by the Board of Directors (the “Memorandum” and the “Articles,” respectively), with the Registry of Corporate Affairs of the British Virgin Islands. The Memorandum and the Articles became effective upon such filing.
Amended and Restated Memorandum of Association
The Memorandum amended Clause 11.2 to update the references to the re-numbered regulations of the Articles and to include Sub-Regulations 8.5, 8.6, 8.8, 8.9, 8.12, 8.13, 8.14, 9.3 and 17.3 of the Articles among those Sub-Regulations that cannot be amended without the approval of (i) a supermajority of 66 2/3% or more of the directors, or (ii) a supermajority of 66 2/3% or more of the outstanding shares entitled to vote thereon following approval by the Board of Directors.
The above description of the Memorandum and amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Memorandum of Association which is filed as Exhibit 3.1 to this Current Report on Form 8-K and a copy of the Amended and Restated Memorandum of Association (as in effect immediately prior to the amendments disclosed herein) filed as Exhibit 3.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 31, 2007, each of which is incorporated by reference herein.
Amended and Restated Articles of Association
In addition to other changes and clarifications, the Articles:
•
amended Sub-Regulation 8.4(a) to clarify the information that shareholders desiring to call a special meeting must provide to the Company (as well as the procedure for submitting such information to the Company) and to provide that the directors on their own initiative may submit business or director nominations to the shareholders at any special meeting of shareholders. The Articles also added new Sub-Regulation 8.4(b) providing a procedure for shareholders to revoke a request for a special meeting of shareholders and clarifying what happens in the event shareholders revoke such a request.

•
amended Sub-Regulation 8.6 by adding a sentence clarifying that, if a record date for determining shares that are entitled to vote at a meeting is not specified in the notice for such meeting, the date of the notice shall be the record date.

•
updated and combined previous Sub-Regulations 8.9, 8.10 and 8.11 into new Sub-Regulation 8.9 relating to the procedures shareholders must follow for appointing a proxy and filing the proxy with the Company. The Articles omit the form of proxy previously contained in prior Sub-Regulation 8.11. Revised Sub-Regulation 8.9(a) provides for a procedure for filing proxies with the Company and specifies that a new appointment revokes a former appointment. New Sub-Regulation 8.9(c) relating to the appointment of inspectors of election was also added.

•
amended Sub-Regulation 8.12 to permit the continued transaction of business at a meeting of shareholders at which a quorum is initially present notwithstanding a withdrawal of shares from the meeting that leaves less than a quorum and to clarify the taking of action by the shareholders at a meeting.

•
amended Sub-Regulation 8.13 to change the period of time (from two hours to one-half hour) for determining whether a quorum is present at a meeting called by shareholders and to clarify procedures relating to the adjournment of a meeting of shareholders. New Sub-Regulation 8.13(b) addresses notices for adjourned meetings and new Sub-Regulation 8.13(c) addresses the business that may be transacted at an adjourned meeting.

•
added new Sub-Regulation 8.14 granting the directors the right to postpone or cancel a meeting of shareholders; provided, that meetings called after receipt of a valid written request of shareholders holding at least 30% of the outstanding voting shares may only be cancelled in accordance with Sub-Regulation 8.4(b).

•
amended Sub-Regulations 8.16 and 10.4 to clarify the information which must be provided to the Company in the event a shareholder desires to make a proposal or nominate a director at a meeting and to change the period of time during which shareholders may submit a proposal or nomination to 60 to 90 days prior to the anniversary date of the mailing of the Company’s proxy statement for the prior year’s annual meeting (as compared to 60 to 90 days prior to the anniversary date of the prior year’s annual meeting) and to clarify that postponements and adjournments of meetings do not reset the period of time during which shareholders may submit a proposal or nomination. As revised, the Sub-Regulations now require, among other things, that such shareholders provide information with respect to their holdings of various derivative instruments and when certain information must be updated by a shareholder.

•	amended Sub-Regulation 8.17 to further clarify the powers of directors and the chairman of a meeting of shareholders to preside at a meeting of shareholders.
•
updated and combined previous Sub-Regulations 8.21 and 8.22 into new Sub-Regulation 8.19 specifying the procedures by which non-individual shareholders may appoint representatives to represent them at a meeting of shareholders.

•	amended Sub-Regulation 10.3 to clarify the requirements for shareholders to submit director nominations for special meetings at which directors are to be elected.
The above description of the Articles and amendments thereto is qualified in its entirety by reference to the copy of the Amended and Restated Articles of Association which is filed as Exhibit 3.2 to this Current Report on Form 8-K and a copy of the Amended and Restated Articles of Association (as in effect immediately prior to the amendments disclosed herein) filed as Exhibit 3.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 31, 2007, each of which is incorporated by reference herein.

Item 8.01 Other Events

On April 14, 2011, one of the Company’s subsidiaries was notified that the South African Competition Commission (the “Commission”) has decided to refer a complaint against various freight forwarding companies, including such subsidiary, to the South African Competition Tribunal (the “Tribunal”) for adjudication. The Commission’s complaint stems from its previously disclosed investigation into alleged anti-competitive behavior by a number of freight forwarders and alleges infringements of South African competition law with respect to certain surcharges and fees.

Once the Commission actually refers the complaint to the Tribunal, each respondent will have, among other things, an opportunity to reply in writing to the Commission’s complaint, setting out the facts known to it which are relevant to its defense. After reviewing each such response and any replies thereto by the Commission, the Tribunal will hold a hearing on the merits of the complaint and the respondents’ defenses thereto. Any adverse determination by the Tribunal against a particular respondent could result in an administrative penalty in an amount up to 10% of such respondent’s annual revenue.

The Company’s subsidiary intends to respond to the Commission in due course after it has received and had an opportunity to evaluate the complaint.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTi Worldwide Inc.
Date: April 18, 2011	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Enterprise Support Services & General Counsel

Exhibit Index

Exhibit	Description

3.1	Amended and Restated Memorandum of Association

3.2	Amended and Restated Articles of Association